                                                                    Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350)

In  connection  with the  Quarterly  Report  of Form 10-Q for the  period  ended
September 30, 2004 (the "Report")  filed by Everlast  Worldwide Inc., a Delaware corporation  (the  "Company") with the Securities and Exchange  Commission,  the undersigned,  George Q Horowitz,  Chief Executive  Officer of the Company,  does hereby  certify,  to his  knowledge,  that  pursuant to 18 U.S.C.  ss. 1350,  as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of section 13(a) or 15(d) of the
Securities  Exchange Act of 1934,  and the  information  contained in the Report fairly presents,  in all material respects,  the financial condition and results of operations of the Company.

                                     /s/ George Q Horowitz
                                     -------------------------
                                     George Q Horowitz
                                     Chief Executive Officer
                                     November 15, 2004

A signed  original of this  written  statement  required by Section 906 has been provided to Everlast Worldwide, Inc. and will be retained by Everlast Worldwide,
Inc and furnished to the  Securities  and Exchange  Commission or its staff upon request.